UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 30, 2003

RAINBOW RENTALS, INC.

(Exact name of Registrant as specified in its charter)

Ohio	0-24333	34-1512520

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3711 Starr Centre Drive
Canfield, Ohio 44406
(Address of principal executive offices) (zip code)

330-533-5363
(Registrant’s telephone number, including area code)

NO CHANGE
(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits

Exhibits: No. 99.1:	Press release of Rainbow Rentals, Inc., dated April 30, 2003, announcing the Company’s earnings for the three months ended March 31, 2003.

Exhibits: No. 99.2:	Chairman and Chief Executive Officer's script of earnings call, held on April 30, 2003, regarding the first quarter 2003 results of Rainbow Rentals, Inc. and containing forward-looking statements relating to Rainbow Rentals, Inc. performance during the second quarter of 2003 and remainder of 2003.

Item 9. Regulation FD Disclosure and Item 12 Disclosure of Results of Operations and Financial Condition

The following information is being furnished pursuant to “Item 12 - Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583. The following information (including the exhibit thereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On April 30, 2003, Rainbow Rentals, Inc. issued a press release announcing its earnings for the three months ended March 31, 2003. The information contained in the press release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINBOW RENTALS, INC. (Registrant)

By /s/ Wayland J. Russell Wayland J. Russell Chairman and Chief Executive Officer

     April 30, 2003